UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported)      May 18, 2005
                                                   ---------------------------


                       DaimlerChrysler Auto Trust 2005-B
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            (Exact name of registrant as specified in its charter)


      State of Delaware             333-123226-01        20-6396233
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(State of other jurisdiction         (Commission        (IRS Employer
      of incorporation)              File Number)    Identification No.)


Deutsche Bank Trust Company Delaware, as owner trustee,
   1011 Centre Road, Suite 200, Wilmington, Delaware           19805
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       (Address of principal executive offices)             (Zip Code)


  Registrant's telephone number, including area code     (302) 552-6279
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        (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

         Section 8 Other Events

         Item 8.01.  Other Events.
                     -------------

         On May 18, 2005, DaimlerChrysler Auto Trust 2005-B (the "Issuer"), as issuer, and Citibank, N.A. ("Citibank"), as indenture trustee, entered into an indenture dated as of May 1, 2005 (the "Indenture"). On May 18, 2005, DaimlerChrysler Services North America LLC ("DCS"), as depositor, DaimlerChrysler Retail Receivables LLC ("DCRR") and Deutsche Bank Trust Company Delaware ("Deutsche Bank"), as owner trustee, entered into an amended and restated trust agreement dated as of May 1, 2005 (the "Trust Agreement"). The Indenture is attached hereto as Exhibit 4.1 and the Trust Agreement is attached hereto as Exhibit 4.2.

         On May 18, 2005, DCS, as seller and servicer, and the Issuer, as issuer, entered into a sale and servicing agreement dated as of May 1, 2005 (the "Sale and Servicing Agreement"). On May 18, 2005, the Issuer, DCS, as administrator, and Citibank, as indenture trustee, entered into an administration agreement ("Administration Agreement") dated as of May 1, 2005. On May 18, 2005, DCS, as seller, and DCRR, as purchaser, entered into a purchase agreement dated as of May 1, 2005 (the "Purchase Agreement"). The Sale and Servicing Agreement is attached hereto as Exhibit 10.1, the Administration Agreement is attached hereto as Exhibit 99.1 and the Purchase Agreement is attached hereto as Exhibit 99.2.


         Section 9.  Financial Statements and Exhibits.

         Item 9.01.  Financial Statements and Exhibits.
                     ----------------------------------

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits:

                  4.1      Indenture dated as of May 1, 2005.

                  4.2 Amended and Restated Trust Agreement dated as of May 1, 2005.

                  10.1     Sale and Servicing Agreement dated as of May 1, 2005.

                  99.1     Administration Agreement dated as of May 1, 2005.

                  99.2     Purchase Agreement dated as of May 1, 2005.

                                  SIGNATURES
                                  ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 DaimlerChrysler Services North America LLC, as Administrator



                                 By:       /s/ B. C. Babbish
                                          ------------------
                                          B. C. Babbish
                                          Assistant Secretary



Date:  May 24, 2005

                                 EXHIBIT INDEX


Exhibit
  No.            Description of Exhibit
-------          ----------------------

4.1              Indenture dated as of May 1, 2005.

4.2              Amended and Restated Trust Agreement dated as of May 1, 2005.

10.1             Sale and Servicing Agreement dated as of May 1, 2005.

99.1             Administration Agreement dated as of May 1, 2005.

99.2             Purchase Agreement dated as of May 1, 2005.